EXHIBIT 10.29

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT.

Issue Date:	July 1, 2002
Void After:	June 30, 2007

ORTHOVITA, INC.

This Warrant has been issued in connection with the execution of a Clinical Assessment Agreement of even date herewith among Orthovita, Inc., The Musculoskeletal Research Foundation, Inc. and Texas Back Institute Physicians, P.A. (the “Clinical Assessment Agreement”).

THIS CERTIFIES that, for value received, Richard D. Guyer, M.D. (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from Orthovita, Inc. (the “Company”), at the Exercise Price (as defined below) per share determined as provided herein, up to 10,000 fully paid and nonassessable shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”).

1 Exercise Period - The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time and from time to time during the Exercise Period, which shall commence at July 1, 2002 (the “Issue Date”) and shall end at 5:00 p.m. Eastern Standard time on June 30, 2007 (the “Expiration Date”). Notwithstanding anything to the contrary contained herein, in the event that, prior to the Expiration Date, the Clinical Assessment Agreement is terminated for any reason, or if the Principal Investigator ceases to be employed by, act as a consultant for, or own an equity interest in The Musculoskeletal Research Foundation, Inc. or any successor entity thereof, any Warrants granted hereunder that have not been exercised immediately prior to such termination date shall be forfeited and be of no further force and effect.

2 Exercise Price - The price per share of the Common Stock at which this Warrant may be exercised (the “Exercise Price”) shall be $1.75, subject to adjustment as provided herein.

3 Exercise of Warrant - During the aforesaid Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company (or such other office or agency of the Company as it may designate) and upon payment of the Exercise

Price of the shares thereby purchased (the aggregate of the Exercise Price for all shares to be exercised being referred to herein as the “Purchase Price”). Payment of the Purchase Price may be made (i) by check or bank draft payable to the order of the Company or (ii) by wire transfer to the account of the Company. Upon exercise, the Holder shall be entitled to receive, promptly after payment in full, one or more certificates, issued in the Holder’s name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which the Company receives the duly executed Notice of Exercise and the Purchase Price.

The Company covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

4 No Fractional Shares or Scrip - No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

5 Charges, Taxes and Expenses- Issuance of certificates for shares of Common Stock shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate; provided, however, that the Holder shall be responsible for any issue or transfer tax associated with such issuance.

6 No Rights as Shareholder - This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with Section 3 hereof.

7 Investment Representation - The Holder (i) is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) has the ability to bear the economic risks of such Holder’s prospective investment, including a complete loss of Holder’s investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the “Securities”); (iii) has been furnished with and has had access to such information as such Holder has considered necessary to make a determination as to the purchase of the Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had the opportunity to ask questions concerning the Company and had all questions which have been asked by such Holder satisfactorily answered by the Company; and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. The Holder, by acceptance of this Warrant, represents and warrants to the Company that this Warrant and all securities acquired upon any and all exercises of this Warrant are purchased for the Holder’s own account for investment, and not with view to distribution of either this Warrant or any securities purchasable upon exercise hereof.

8. Listing; Exercise or Transfer Without Registration

8.1 Listing - The Company shall, promptly after the date hereof, secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated (warrant shares) quotation system.

8.2 Exercise or Transfer Without Registration - If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the shares of Common Stock issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, such opinion and such counsel to be reasonably acceptable to the Company, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such investment letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. Any attempt at assignment, transfer, pledge or disposition of this Warrant contrary to the provisions hereof or the levy of any execution, attachment or similar process upon this Warrant shall be null and void and without effect.

8.3 Restricted Securities.

(a) The Holder understands that neither the Warrant nor the shares of Common Stock issuable hereunder have been registered under the Securities Act or any applicable state securities laws, by reason of exemptions from the registration requirements of the Securities Act and such laws.

(b) This Warrant has been taken by the Holder for investment and without a view to resale or distribution thereof and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the Securities under the Securities Act or unless an exemption from such registration is available.

(c) Each certificate representing (i) Common Stock and (ii) any other securities issued in respect of the Common Stock upon any Common Stock split, Common Stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT AND THE RULES AND REGULATIONS THEREUNDER.

9. Adjustments.

The Exercise Price and the number and kind of securities purchasable hereunder are subject to adjustment, as follows:

9.1 Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company’s Common Stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person (hereinafter referred to as a “Merger Event”), then, as a part of such Merger Event, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of Common Stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Holder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Merger Event to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Common Stock purchasable) shall be applicable to the greatest extent possible.

9.2 Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange of securities or otherwise change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification, exchange, or other change.

9.3 Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination, and the number of shares available for purchase in effect immediately prior to such subdivision or combination shall be increased in proportion to such increase in outstanding shares in the case of a subdivision, or decreased in proportion to such decrease in outstanding shares in the case of a combination.

9.4 Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing Sections 9.1, 9.2 or 9.3) of, the Company’s stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company’s stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company’s stock outstanding immediately after such dividend or distribution. The Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

9.5 Notice of Adjustment – In each case of any adjustment or readjustment in the Common Stock issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon such adjustment or readjustment is based. The Company shall forthwith mail a copy of each such report to the Holder.

9.6 Notices of Record Date - In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to each Holder at least ten days prior to the date specified for the taking of a record, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

10. Reservation of Stock Issuable on Exercise of Warrant - The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

11. Loss, Theft, Destruction Mutilation of Warrant - Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

12. Notices, etc. - All notices and other communications from the Company to the holder of this Warrant shall be mailed, by first class mail or nationally recognized overnight courier such as Federal Express, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company. All communications from the holder of this Warrant to the Company shall be mailed by first class mail or nationally recognized overnight courier such as Federal Express to the Company at it principal business address, or such other address as may have been furnished to the holder in writing by the Company.

13. Miscellaneous - This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant, or any portion hereof, may not, without the prior written consent of the Company, be assigned at any time.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the issue date set forth on the first page of this Warrant.

ORTHOVITA, INC.

By:	/s/ Antony Koblish
Antony Koblish,
President and Chief Executive Officer

Agreed and Accepted as of the issue date set forth on

the first page of this Warrant:

/s/ Richard D. Guyer, M.D.
Richard D. Guyer, M.D.

NOTICE OF EXERCISE OF WARRANT

TO:	Orthovita, Inc.

Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase              shares of Common Stock of Orthovita, Inc. (the “Company”), and tenders herewith payment of the Exercise Price of such shares in full.

Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

Name	Address

DATE:	HOLDER:

DATE:	HOLDER: